Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	11/01/10 - 11/30/10

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓
Bank Reconciliation (or copies of debtor's bank reconciliation)	MOR-1a	✓
Schedule of Professional Fees Paid	MOR-1b	✓
Copies of bank statements		✓
Cash disbursements journals		✓
Statement of Operations	MOR-2	✓
Balance Sheet	MOR-3	✓
Status of Postpetition Taxes	MOR-4	✓
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	✓
Listing of aged accounts payable	MOR-4	✓
Accounts Receivable Reconciliation and Aging	MOR-5	N/A
Debtor Questionnaire	MOR-5	✓

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Daryl Holcomb	January 24, 2011
Signature of Authorized Individual *	Date

Daryl K. Holcomb	Vice President & Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	RCLC, INC.	Case No.	10-35313-MBK
		Reporting Period	11/01/10 - 11/30/10

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected

Cash Beginning of Month	$10,413.73	$897.46	$99.80	$1,238.22	$12,649.21	$-	$12,649.21	$-

Receipts	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Cash Sales	$-	$-	$-	$-	$-	$-	$-	$-
Accounts Receivable					-		-
Loans and Advances					-		-
Sale of Assets					-		-
Other (see below)	12.00	-	-	-	12.00		1,524.24
Transfers (From DIP Accts.)	231,666.96	29,552.87	18,146.70	634.34	280,000.87		517,976.05

Total Receipts	$231,678.96	$29,552.87	$18,146.70	$634.34	$280,012.87	$-	$519,500.29	$-

Disbursements	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Net Payroll	$	$28,889.37	$	$	$28,889.37	$	$94,041.31	$-
Payroll Taxes			13,820.72		13,820.72		35,519.42
Sales, Use, & Other Taxes	75.00				75.00		75.00
Inventory Purchases					-		-
Secured/Rental/Leases	3,860.60				3,860.60		13,861.80
Insurance	32,397.42				32,397.42		104,158.80
Administrative	19,759.79				19,759.79		38,766.59
Selling					-		-
Other (see below)	4,328.67	-	-	634.34	4,963.01		23,387.39

Owner Draw *					-		-
Transfers (To DIP Accts)	48,182.18			$1,166.96	49,349.14		70,452.67

Professional Fees	106,984.71				106,984.71		142,865.23
U.S. Trustee Quarterly Fees					-		650.00
Court Costs					-		-

Total Disbursements	$215,588.37	$28,889.37	$13,820.72	$1,801.30	$260,099.76	$-	$523,778.21	$-

Net Cash Flow	$16,090.59	$663.50	$4,325.98	$(1,166.96)	19,913.11		(4,277.92)
(Receipts Less Disbursements)

Cash - End of Month	$26,504.32	$1,560.96	$4,425.78	$71.26	$32,562.32	$-	$8,371.29	$-
* Compensation to Sole Proprietors for Services Rendered to Bankruptcy Estate

THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for Calculating U.S. Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements					$260,099.76
Less: Transfers to Debtor in Possession Accounts					(49,349.14)
Plus: Estate Disbursements Made by Outside Sources (i.e. from escrow accounts)
Total Disbursements for Calculating U.S. Trustee Quarterly Fees					$210,750.62

Other Receipts:
Bank Credit for adjustment of bank fee	12.00

	$12.00	$-	$-	$-
Other Expense:
Bank Fees	4,328.67
401K				634.34
	4,328.67	-	-	634.34

In re	RCLC, INC.	Case No.	10-35313-MBK
		Reporting Period	11/01/10 - 11/30/10

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

	Operating		Tax		401K				Operating		Payroll		Other
	Wells Fargo Bank, NA		Wells Fargo Bank, NA		Wells Fargo Bank, NA				Capital One Bank		Capital One Bank		Petty Cash
	*		*		*				*		*		N/A

Balance Per Book		$13,858.24		$4,425.78		$-		$-		$12,640.08		$1,560.96		$71.26

Bank Balance		$13,858.24		$4,425.78		$-		$-		$19,901.84		$11,624.44		N/A
(+) Deposits in Transit (Attach List)		-		-		-		-		-		-		-
(-) Outstanding Checks (Attach List)		-		-		-		-		(7,261.76)		(10,063.48)		-
Other (Attach Explanation)		-		-		-		-		-		-		-
Adjusted Bank Balance *		$13,858.24		$4,425.78		$-		$-		$12,640.08		$1,560.96		N/A
* Adjusted bank balance must equal
balance per books

Deposits in Transit	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$-		$-		$-		$-		$-		$-		$-

		$-		$-		$-		$-		$-		$-		$-

Checks Outstanding	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount
		$-		$-		$-		$-	2007	$1,997.68	2967	5,080.11		$-
									2013	$3,500.00	2968	1,449.97
									2015	$1,400.00	2969	2,012.15
									2021	$119.00	2970	1,521.25
									2025	$245.08

		$-		$-		$-		$-		$7,261.76		$10,063.48		$-

Other

		$-		$-		$-		$-		$-		$-		$-

* Account number has been redacted.

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	11/01/10 - 11/30/10

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
SSG Capital		35,880.52	RCLC					30,000.00	5,880.52

Cole, Schotz, Meisel, Forman & Leonard, P.A.	09/30/10	34,167.70	RCLC	MT111010	11/10/10	25,069.86	2,420.85
Cole, Schotz, Meisel, Forman & Leonard, P.A.	10/31/10	15,243.16	RCLC	MT113010	11/30/10	11,888.67	406.70	36,958.53	2,827.55

Demetrius & Company, LLC	09/30/10	6,380.00	RCLC	MT111810	11/18/10	5,134.12	-	5,134.12	-

J.H. Cohn LLP	09/30/10	29,324.84	RCLC	MT111510	11/15/10	23,431.12	35.94	23,431.12	35.94

Lowenstein Sandler PC	09/30/10	48,125.01	RCLC	MT112910	11/29/10	38,110.24	487.21	38,110.24	487.21

						103,634.01	3,350.70	133,634.01	9,231.22

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	11/01/10 - 11/30/10

STATEMENT OF OPERATIONS
(Income Statement)
Accrual Basis

		Cumulative
Revenues	Month	Filing to Date
Gross Revenues	$-	$250,000.00
Less: Returns and Allowances
Net Revenue	-	250,000.00

Cost of Goods Sold
Beginning Inventory		-
Add: Purchases		-
Add: Cost of Labor		-
Add: Other Costs (attach schedule)		-
Less: Ending Inventory		-
Cost of Goods Sold	-	-
Gross Profit	-	250,000.00

Operating Expenses
Advertising
Auto and Truck Expense	536.00	1,877.00
Bad Debts		-
Contributions		-
Employee Benefits Programs	4,981.00	29,330.45
Insider Compensation *	6,096.00	14,891.36
Insurance	32,734.00	91,383.34
Management Fees/Bonuses		-
Office Expense	924.00	3,592.66
Pension & Profit-Sharing Plans	505.00	3,537.05
Repairs and Maintenance	1,360.00	8,246.71
Rent and Lease Expense	3,350.60	13,327.85
Salaries/Commissions/Fees	31,811.00	109,640.76
Supplies	29.00	582.48
Taxes - Payroll	(1,126.00)	8,235.98
Taxes - Real Estate		-
Taxes - Other		-
Travel and Entertainment	400.00	5,264.35
Utilities	510.00	2,094.56
Other (attach schedule)	6,235.00	18,073.67
Total Operating Expenses Before Depreciation	88,345.60	310,078.22
Depreciation/Depletion/Amortization		-
Net Profit (Loss) Before Other Income & Expenses	(88,345.60)	(60,078.22)

Other Income and Expenses
Other Income (attach schedule)	(3,011.50)	(10,177.75)
Interest Expense	3,192.00	11,902.05
Other Expense (attach schedule)	7,871.08	29,122.69
Net Profit (Loss) Before Reorganization Items	(96,397.18)	(90,925.21)

Reorganization Items
Professional Fees	44,890.76	205,671.01
U.S. Trustee Quarterly Fees	-	650.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		-
Gain (Loss) from Sale of Equipment		-
Other Reorganization Expenses (attach schedule)	75.00	75.00
Total Reorganization Expenses	44,965.76	206,396.01
Income Taxes - Deferred & allocated among affiliates		(144,391.00)
Income Taxes - Current		135,333.00
Net Profit (Loss)	$(141,362.94)	$(288,263.22)

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	11/01/10 - 11/30/10

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
Breakdown of "Other" Category	Month	Filing to Date

Other Costs
None	$-	$-

	$-	$-
Other Operational Expenses
Stock Transfers	$1,918.00	$7,718.00
Information Release Cost		1,360.00
Other Stock Related Expense		1,000.00
Bank Service Fees	4,317.00	7,936.27
Penalties & Late Charges		59.40

	$6,235.00	$18,073.67

Other Income
Dividend Income - Split Dollar Insurance	$2,866.50	$10,032.75
Other	145.00	145.00

	$3,011.50	$10,177.75

Other Expenses
Auditing & Tax Fees	$3,250.00	$11,375.00
Rights Plan Amortization	330.08	1,155.28
Legal Fee - Accrual	-	2,250.00
Other Professional Fees	4,291.00	14,295.50
Other	-	46.91
		-

	$7,871.08	$29,122.69

Other Reorganization Expenses
New Jersey Business Gateway Service	$75.00	$75.00

	$75.00	$75.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding.

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	11/01/10 - 11/30/10

BALANCE SHEET
Accrual Basis

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Current Assets
Unrestricted Cash and Equivalents	$32,556.32	$36,840.24
Restricted Cash and Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses	143,165.83	242,091.94
Professional Retainers	54,703.60	54,703.60
Other Current Assets (attach schedule)	247,775.00	250,768.00
Total Current Assets	$478,200.75	$584,403.78

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property & Equipment	$-	$-

Other Assets
Loans to Insiders *
Other Assets (see schedule)	16,663,457.27	17,107,507.81
Total Other Assets	$16,663,457.27	$17,107,507.81

Total Assets	$17,141,658.02	$17,691,911.59

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable	$21,044.25	$-
Taxes Payable (refer to Form MOR-4)	5,768.81
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees	58,929.66
Amounts Due to Insiders * (defined in 11 U.S.C. Section 101(31))	6,060.45
Other Postpetition Liabilities (attach schedule)	228.61
Total Postpetition Liabilities	$92,031.78	$-
Liabilities Subject to Compromise
Secured Debt	-	2,005,050.59
Priority Debt	45,940.92	51,133.31
Unsecured Debt	11,150,296.46	9,494,075.61
Total Pre-Petition Liabilities	$11,196,237.38	$11,550,259.51
Total Liabilities	$11,288,269.16	$11,550,259.51

Owner Equity
Capital Stock	5,172,577.50	5,172,577.50
Additional Paid-In Capital	30,006,795.83	30,006,795.83
Partners' Capital Account
Owner's Equity Account
Retained Earning - Pre-Petition	(27,441,051.23)	(27,441,051.23)
Retained Earning - Postpetition	(288,263.22)
Adjustments to Owner Equity (attach schedule)	(1,596,670.02)	(1,596,670.02)
Postpetition contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	$5,853,388.86	$6,141,652.08

Total Liabilities and Owners' Equity	$17,141,658.02	$17,691,911.59

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	11/01/10 - 11/30/10

BALANCE SHEET - continuation sheet

	Book Value at End of	Book Value on
Assets	Current Reporting Month	Petition Date
Other Current Assets
Current Deferred Tax Asset	247,775.00	250,768.00

	$247,775.00	$250,768.00
Other Assets
Investment is Subsidiaries	8,972,480.35	8,972,480.35
Intercompany Receivables - Prometcor	4,686,643.53	4,686,643.53
Intercompany Receivables - RCPC Liquidating	911,966.28	999,740.57
Deferred Sale costs - Ronson Aviation	-	348,601.95
Non-Current Deferred Tax Asset	2,010,016.68	2,034,742.68
Rights Plan	2,970.58	4,125.86
Cash Surrender Value - Life Insurance	79,379.85	61,172.87
	$16,663,457.27	$17,107,507.81

	Book Value at End of	Book Value on
Liabilities And Owner Equity	Current Reporting Month	Petition Date
Other Postpetition Liabilities
401k Contribution W/H - Employee	228.61	-

	$228.61	$-

Adjustments to Owner Equity
Treasury Stock	(1,596,670.02)	(1,596,670.02)

	$(1,596,670.02)	$(1,596,670.02)

Postpetition contributions (Distributions) (Draws) (attach schedule)

	$-	$-

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	11/01/10 - 11/30/10

STATUS OF POSTPETITION TAXES

	Beginning	Amount Withheld			Check No.	Ending
	Tax Liability	or Accrued	Amount Paid	Date Paid	or EFT	Tax Liability
Federal
Withholding	$2,183.00	$7,761.00	$(7,605.00)	11/2, 11/10, 11/17		$2,339.00
FICA-Employee	591.54	2,351.02	(2,200.05)	11/2, 11/10, 11/17		742.51
FICA-Employer	591.52	2,351.02	(2,200.05)	11/2, 11/10, 11/17		742.49
Unemployment	266.86	56.00	-			322.86
Income	-					-
Other:	-					-
Total Federal Taxes	$3,632.92	$12,519.04	$(12,005.10)			$4,146.86

State and Local
Withholding	84.91	1,873.63	(1,815.62)			142.92
Sales	-					-
Excise	-					-
Unemployment	-	1,201.27				1,201.27
Real Property	-					-
Personal Property
Other:	-	277.76				277.76
Total State and Local	$84.91	$3,352.66	$(1,815.62)			$1,621.95

Total Taxes	$3,717.83	$15,871.70	$(13,820.72)			$5,768.81

SUMMARY OF UNPAID POSTPETITION DEBTS

Attached listing of accounts payable
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$13,875.28	$4,572.37	$2,596.60	$-	$-	$21,044.25
Wages Payable						-
Taxes Payable	5,768.81					5,768.81
Rent/Leases-Building						-
Rent/Leases-Equipment						-
Secured Debt/Adequate Protection Payments						-
Professional Fees	18,175.76	34,896.12	5,857.78			58,929.66
Amounts Due to Insiders *	6,060.45	-				6,060.45
Other: 401K Employee	228.61					228.61
Other:						-
Total Postpetition Debts	$44,108.91	$39,468.49	$8,454.38	$-	$-	$92,031.78

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	11/01/10 - 11/30/10

ACCOUNTS RECEIVABLE RECONCILING AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period		$-
(+) Amounts billed during the period		-
(-) Amounts collected during the period		-
Total Accounts Receivable at the end of the reporting period			$-

Accounts Receivable Aging		Amount
0 - 30	days old	-
31 - 60	days old	-
61 - 90	days old	-
91 +	days old	-
Total Accounts Receivable			$-
Amounts considered uncollectible (Bad Debt)
Accounts Receivable (Net)			$-

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business		✓
this reporting period? If yes, provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession		✓
account this reporting period? If yes, provide an explanation
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation	✓
below.
4.	Are workers compensation, general liability and other necessary insurance	✓
coverage in effect? If no, provide an explanation below.
5.	Has any bank account been opened during the reporting period? If yes, provide		✓
documentation identifying the opened account(s).